UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2023

Biomea Fusion, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40335	82-2520134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlefield Road, 4th Floor Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 980-9099

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BMEA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On January 9, 2023, Biomea Fusion, Inc. (the “Company”) issued a press release titled, “Biomea Fusion to Present at 41st Annual J.P. Morgan Healthcare Conference and Highlight 2023 Corporate Milestones.” The information described in the press release was presented by the Company in an updated corporate presentation at the 41st Annual J.P. Morgan Healthcare Conference, which took place from January 9-12, 2023 in San Francisco, California.

Copies of the press release and the Company’s presentation are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Forward-Looking Statements

Statements made or incorporated by reference in this Current Report on Form 8-K may include statements which are not historical facts and are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will” and variations of these words or similar expressions that are intended to identify forward-looking statements. Any such statements in this press release that are not statements of historical fact, including statements regarding the clinical and therapeutic potential of the Company’s product candidates and development programs, including BMF-219 and BMF-500, the potential of BMF-500 as an FLT3 inhibitor, the potential of BMF-219 as a treatment for various types of cancer and diabetes, the Company’s research, development and regulatory plans, the progress of the Company’s ongoing clinical trials, including COVALENT-101, COVALENT-102 and the Company’s Phase I/II clinical COVALENT-111 study of BMF-219 in Type 2 diabetes, the Company’s plans to present clinical data from the Company’s COVALENT-101 study and the first two cohorts of the Phase II portion of the Company’s COVALENT-111 study, the Company’s plans to dose the first patient in the Company’s COVALENT-102 study, the Company’s plans to submit an IND application for BMF-500 in patients with FLT3 mutations, the Company’s plans to provide clinical updates on the healthy volunteer section of the Company’s Phase I/II Type 2 diabetes study of BMF-219, the Company’s plans to announce a third development candidate from the FUSION platform, and the timing of such events, may be deemed to be forward-looking statements. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act and is making this statement for purposes of complying with those safe harbor provisions.

Any forward-looking statements made or incorporated by reference in this Current Report on Form 8-K are based on the Company’s current expectations, estimates and projections only as of the date of this Current Report on Form 8-K and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements, including the risk that the Company may encounter delays in preclinical or clinical development, the preparation, filing and clearance of INDs, patient enrollment and in the initiation, conduct and completion the Company’s ongoing and planned clinical trials and other research and development activities. These risks concerning the Company’s business and operations are described in additional detail in its periodic filings with the U.S. Securities and Exchange Commission (the “SEC”), including its most recent periodic report filed with the SEC and subsequent filings thereafter. The Company explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release titled, “Biomea Fusion to Present at 41st Annual J.P. Morgan Healthcare Conference and Highlight 2023 Corporate Milestones.”

99.2	Corporate Slide Presentation of Biomea Fusion, Inc., titled “JP Morgan 2023 Corporate Presentation”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIOMEA FUSION, INC.

Date: January 12, 2023	By:	/s/ Thomas Butler
Thomas Butler
Principal Executive Officer

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